May 02, 2017
Principal Funds, Inc.

Supplement dated May 2, 2017
to the Statutory Prospectus dated March 1, 2017
(as supplemented on March 17, 2017, March 24, 2017, March 27, 2017 and April 7, 2017)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

PFI Prospectus [Member] | Global Diversified Income Fund
GLOBAL DIVERSIFIED INCOME FUND
Effective June 23, 2017, delete the Annual Fund Operating Expenses footnote, as supplemented on March 24, 2017, and replace with the following:
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.76% for Institutional Class shares. The expense cap has been added to limit the potential increase in "Other Expenses" that otherwise may occur due to an expected decrease in the number of Institutional Class shareholders of the Fund. It is expected that the expense limit will continue through the period ending June 30, 2018; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.